SEGMENT REPORTING	12 Months Ended
Dec. 31, 2017
SEGMENT REPORTING

33. SEGMENT REPORTING

The Group operates in one segment whose business is developing and operating online games and related services. The Group’s chief operating decision maker is the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group generates its revenues from customers in the Greater China (including PRC, Taiwan, Hong Kong and Macau), North America and other areas.

The following geographic area information includes revenue based on location of players for the years ended December 31, 2015, 2016 and 2017:

	2015	2016	2017	2017
	RMB	RMB	RMB	US$
				(Note 3)
Greater China	33,201,421	48,041,372	19,690,716	3,026,407
North America	8,382,753	3,012,901	51,156,109	7,862,550
Other areas	4,827,157	5,145,013	2,301,731	353,770

Total	46,411,331	56,199,286	73,148,556	11,242,727

A majority of the Group’s assets are located in Greater China.